                                                                    EXHIBIT 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of June 27, 2003, by and among GETTY IMAGES, INC., a Delaware corporation (the "Borrower"), BANK OF AMERICA, N.A., a national banking association, HSBC BANK, PLC, a bank incorporated under the laws of England and Wales, KEY CORPORATE CAPITAL, INC., a Michigan banking corporation, and U.S. BANK NATIONAL ASSOCIATION, a national banking association (including each additional or replacement lender from time to time party to the Credit Agreement (defined below) collectively, the "Lenders" and individually, a "Lender"), and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, and together with its successors as administrative agent for the Lenders, the "Administrative Agent").

                                    RECITALS

     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of July 19, 2002 (as the same has been or may be amended, modified or extended from time to time, the "Credit Agreement").

     B. The Borrower has entered into that certain Indenture with The Bank of New York, a New York banking corporation, as trustee under such Indenture to be dated on or about June 9, 2003 (the "2003 Indenture"), pursuant to which the Borrower will issue up to $265,000,000 of 0.5% convertible subordinated notes due June 9, 2023 (collectively, the "2003 Notes"), the proceeds of which the Borrower intends to use to redeem the 5% convertible subordinated notes (collectively, the "2000 Notes") issued by the Borrower pursuant to that certain Indenture dated as of March 13, 2000, between the Borrower and The Bank of New York, a New York banking corporation, as trustee under such Indenture.

     C. The Borrower has requested the Lenders and the Administrative Agent consent to the Borrower entering into the 2003 Indenture and issuing the 2003 Notes, release the Lien of the Administrative Agent in the Collateral Account, to amend Section 2.03(i) of the Credit Agreement to provide that Letter of Credit fee for standby Letters of Credit shall be equal to the Applicable Rate, and to make certain other modifications to the Credit Agreement, which the Lenders and the Administrative Agent have agreed to do, subject to the terms and conditions set forth below.

     NOW, THEREFORE, the parties hereto covenant and agree as follows:

                                    AGREEMENT

     1. Definitions; Interpretation. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement. The rules of construction and interpretation specified in Sections 1.02 and 1.05 of the Credit Agreement also apply to this Amendment and are incorporated herein by this reference.

     2. Consent and Amendment to Credit Agreement. Subject to Section 4(a) of this Amendment:

     (a) Consent. The Lenders and the Administrative Agent hereby consent to the Borrower (i) entering into the 2003 Indenture and issuing the 2003 Notes and
(ii) redeeming the 2000 Notes; provided that the Borrower redeems all of the 2000 Notes not later than July 15, 2003. Without limiting the foregoing, the Lenders and the Administrative Agent hereby agree that from the date the Borrower issues the 2003 Notes through July 15, 2003, the Borrower shall be permitted to have outstanding the Indebtedness evidenced by the 2000 Notes and the 2003 Notes.

     (b) Amendments to Credit Agreement. Concurrent with the issuance by the Borrower of the 2003 Notes, the Credit Agreement shall be amended as follows:

          (i) Amendment to Section 1.01. In Section 1.01, the definition of "Subordinated Indebtedness" is amended and restated to read as follows:

          "Subordinated Debt" means (a) the Indebtedness of the Borrower evidenced by the 5.0% Convertible Subordinated Notes issued by the Borrower on March 13, 2000 in the aggregate amount of $250,000,000 due 2007 (b) the Indebtedness of the Borrower evidenced by the 0.5% Convertible Subordinated Notes issued by the Borrower on June 9, 2003 in the aggregate amount of $265,000,000 due 2023 and (c) any refinancing of the foregoing described Indebtedness permitted by Section 7.07(d).

          (ii) Amendment to Section 7.03. In Section 7.03, subsection (b) is amended and restated to read as follows:

          (b) Indebtedness of the Borrower evidenced by the 0.5% convertible subordinated notes due June 9, 2023 issued by the Borrower pursuant to that certain Indenture dated on or about June 9, 2003, between the Borrower and The Bank of New York, a New York banking corporation, as trustee under such Indenture, and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;

          (iii) Amendment to Section 7.07. In Section 7.07, subsection (d) is amended and restated to read as follows:

          (d) the Borrower may (i) pay all interest and fees payable in connection with any Subordinated Debt when and as the same becomes due;
     (ii) refinance any Subordinated Debt; provided that (A) the Borrower provides the Administrative Agent and each Lender with 10 days prior written notice of any such refinancing specifying in reasonable detail the terms thereof together with copies of the principal documentation related thereto, (B) no Default or Event of Default has occurred and is continuing or would result therefrom, (C) the amount of such Indebtedness is not increased at the time of such refinancing except by an amount equal to the premium or other similar amount (such premium or other similar amount not to exceed 7% of the principal amount of the refinanced Indebtedness) required to be paid, and fees and expenses reasonably incurred, in connection with such refinancing and (D) such Indebtedness is fully subordinated to all advances to, and all debts, liabilities, obligations, covenants and duties of, the Borrower arising or created under or evidenced by the Credit Agreement and each other Loan Document on terms substantially identical to the terms of the documents, instruments and agreements evidencing, documenting or securing the refinanced Indebtedness or on such other terms as may be reasonably acceptable to the Required Lenders and (iii) repurchase, defease or redeem or otherwise prepay outstanding Subordinated Debt; provided that (A) the aggregate principal amount of all such repurchases, defeasances, redemptions or other prepayments made after the Closing Date shall not exceed $100,000,000 and
     (B) at all times during the period commencing on the date of any such repurchase, defeasance, redemption or other prepayment and ending on the date three months thereafter, the Borrower shall maintain an excess of Cash and Cash Equivalents over the Outstanding Amount of all Loans in an amount not less than $50,000,000; and

          (iv) Amendment to Section 10.19. Section 10.19 is amended and restated to read as follows:

          10.19 Designated Senior Indebtedness. The parties hereto expressly agree that all advances to, and all debts, liabilities, obligations, covenants and duties of, the Borrower arising or created under or evidenced by this Agreement or any other Loan Document, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all Committed Loans, Swing Line Loans and L/C Obligations shall (a) be "Designated Senior Indebtedness" for purposes of that certain Indenture dated as of March 13, 2000, between the Borrower and The Bank of New York, a New York banking corporation, as trustee under such Indenture and (b) be "Designated Senior Indebtedness" for purposes of that certain Indenture dated on or about June 9, 2003, between the Borrower and The Bank of New York, a New York banking corporation, as trustee under such Indenture.

     3. Release and Amendment to Credit Agreement. Subject to Section 4(b) of this Amendment:

     (a) Release. The Lenders and the Administrative Agent hereby release the Lien of the Administrative Agent on the Collateral Account, the Deposit Account held in the Collateral Account and any and all funds held in the Deposit Account and the Lenders hereby authorize and instruct the Administrative Agent to execute and deliver such documents, instruments and agreements and to take such other actions as the Administrative Agent may deem appropriate under the circumstances to release such Lien.

     (b) Amendment to Credit Agreement. As of the Release Effective Date (as defined below), the Credit Agreement shall be amended as follows:

          (i) Amendment to Definitions. In Section 1.01, amendments are made to the definitions, as follows:

          (A) The definitions of "Collateral Account," "Collateral Account Control Agreement" and "Collateral Account Security Agreement" are each deleted.

          (B) In the definition of "Collateral Documents," the terms "Collateral Account Control Agreement" and "Collateral Account Security Agreement" are each deleted.

          (ii) Amendment to Section 2.03. In Section 2.03, subsection (i) is amended and restated to read as follows:

          (i) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share (i) a Letter of Credit fee for each commercial Letter of Credit equal to 1/8 of 1% per annum times the Dollar Equivalent of the actual daily maximum amount under each such Letter of Credit, and (ii) a Letter of Credit fee for each standby Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the actual daily maximum amount under each such Letter of Credit. Such fee for each commercial Letter of Credit shall be due and payable upon issuance and such fee for each standby Letter of Credit shall be due and payable in arrears on the Business Day immediately following the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. If there is any change in the Applicable Rate during any quarter, the actual daily amount of each standby Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

          (iii) Amendment to Section 4.01. In Section 4.01, subsection (b)(iv) is deleted in its entirety, and the word "Reserved" is substituted in its stead.

          (iv) Amendment to Section 5.19. Section 5.19 is added to read as follows:

          5.19 Tax Shelter Regulations. The Borrower does not intend to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Committed Loans and/or its interest in Swing Line Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

          (v) Amendment to Section 6.02. In Section 6.02, subsection (e) is amended and restated to read as follows:

          (e) promptly after the Borrower has notified the Administrative Agent of any intention by the Borrower to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form; and

          (vi) Amendment to Section 10.08. Following the last sentence in
     Section 10.08, an additional sentence is added to read as follows:

     Notwithstanding anything herein to the contrary, "Information" shall not include, and the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

     4. Conditions to Effectiveness.

     (a) Consent and Amendment. Notwithstanding anything contained herein to the contrary, the consent set forth in Section 2(a) of this Amendment and the amendments to the Credit Agreement set forth in Section 2(b) of this Amendment shall not become effective unless each of the following conditions is fully and simultaneously satisfied not later than 5:00 p.m., Seattle time, on June 27, 2003:

          (i) Delivery of Amendment. The Borrower, Lenders constituting the Required Lenders and the Administrative Agent shall have executed and delivered counterparts of this Amendment to the Administrative Agent;

          (ii) Consent of Guarantors. Each of Getty Images (Photographers), Inc., a California corporation, Getty Images (US), Inc., a New York corporation, Getty Images (Seattle), Inc., Washington corporation, Eyewire, Inc., a Delaware corporation, and Allsport Photography USA, Inc., a California corporation, has executed and delivered to the Administrative Agent counterparts of the Consent of Guarantors in the form of Exhibit A attached hereto;

          (iii) Evidence of Subordination. The Administrative Agent shall have received evidence satisfactory to the Required Lenders that the Indebtedness of the Borrower evidenced by the 2003 Notes is fully subordinated to all advances to, and all debts, liabilities, obligations, covenants and duties of, the Borrower arising or created under or evidenced by the Credit Agreement and each other Loan Document;

          (iv) Representations True; No Default. The representations of the Borrower as set forth in Article V of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of such date or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. No Default or Event of Default, shall have occurred and be continuing on and as of the date of this Amendment or will occur as a result of the execution, delivery and performance of this Amendment; and

          (v) Other Documents. The Administrative Agent and the Lenders shall have received such other documents, instruments, and undertakings as the Administrative Agent and such Lender may reasonably request.

     (b) Release and Amendment. Notwithstanding anything contained herein to the contrary, the release set forth in Section 3(a) of this Amendment and the amendments to the Credit Agreement set forth in Section 3(b) of this Amendment shall become effective June 27, 2003 (the "Release Effective Date") if and only if each of the following conditions is fully and simultaneously satisfied not later than 5:00 p.m., Seattle time, on June 27, 2003:

          (i) Delivery of Amendment. The Borrower, each of the Lenders and the Administrative Agent shall have executed and delivered counterparts of this Amendment to the Administrative Agent;

          (ii) Consent of Guarantors. Each of Getty Images (Photographers), Inc., a California corporation, Getty Images (US), Inc., a New York corporation, Getty Images (Seattle), Inc., Washington corporation, Eyewire, Inc., a Delaware corporation, and Allsport Photography USA, Inc., a California corporation, has executed and delivered to the Administrative Agent counterparts of the Consent of Guarantors in the form of Exhibit A attached hereto;

          (iii) Representations True; No Default. The representations of the Borrower as set forth in Article V of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of such date or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. No Default or Event of Default, shall have occurred and be continuing on and as of the date of this Amendment or will occur as a result of the execution, delivery and performance of this Amendment; and

          (iv) Other Documents. The Administrative Agent and the Lenders shall have received such other documents, instruments, and undertakings as the Administrative Agent and such Lender may reasonably request.

     5. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that each of the representations and warranties set forth in Article V of the Credit Agreement, after giving effect to this Amendment, is true and correct in each case as if made on and as of the date of this Amendment or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. The Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

     6. No Further Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, covenants, agreements, duties or obligations contained in the Credit Agreement or any other Loan Document, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

     7. Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Administrative Agent or any Lender to forbear or execute similar amendments under the same or similar circumstances in the future.

     8. Miscellaneous.

     (a) Integration. This Amendment comprises the complete and integrated agreement of the parties hereto on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.

     (b) Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     (c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (d) Governing Law. This Amendment shall be governed by and construed in accordance with, the law of the state of Washington applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under Federal law.

     (e) Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

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     IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Lenders
have caused this Amendment to be duly executed as of the date first above written.

                                      GETTY IMAGES, INC.


                                      By: /s/ Mark J. Frost
                                          --------------------------------------
                                      Name: Mark J. Frost
                                      Title: Vice President and Treasurer


                                      BANK OF AMERICA, N.A., as
                                      Administrative Agent and Security Trustee


                                      By: /s/ Ken Puro
                                          --------------------------------------
                                      Name: Ken Puro
                                      Title: Vice President


                                      BANK OF AMERICA, N.A., as a Lender,
                                      L/C Issuer and Swing Line Lender


                                      By: /s/ Mike Loken
                                          --------------------------------------
                                      Name: Mike Loken
                                      Title: Senior Vice President


                                      HSBC BANK, PLC, as a Lender


                                      By: /s/ Stephen Brade
                                          --------------------------------------
                                      Name: Stephen Brade
                                      Title: Global Relationship Manager

                                      KEY CORPORATE CAPITAL, INC., as
                                      a Lender


                                      By: /s/ Robert W. Boswell
                                          --------------------------------------
                                      Name: Robert W. Boswell
                                      Title: Vice President


                                      U.S. BANK NATIONAL ASSOCIATION, as
                                      a Lender


                                      By: /s/ Christine M. Bomgardner
                                          --------------------------------------
                                      Name: Christine Bomgardner
                                      Title: Vice President

                                                                       EXHIBIT A

                              CONSENT OF GUARANTORS

     This CONSENT OF GUARANTORS (this "Consent") is entered into as of June 27, 2003, by GETTY IMAGES (PHOTOGRAPHERS), INC., a California corporation, GETTY IMAGES (US), INC., a New York corporation, GETTY IMAGES (SEATTLE), INC., Washington corporation, EYEWIRE, INC., a Delaware corporation, and ALLSPORT PHOTOGRAPHY USA, INC., a California corporation (collectively, the "Guarantors" and individually, a "Guarantor"), for the benefit of BANK OF AMERICA, N.A., a national banking association, HSBC BANK, PLC, a bank incorporated under the laws of England and Wales, KEY CORPORATE CAPITAL, INC., a Michigan banking corporation, and U.S. BANK NATIONAL ASSOCIATION, a national bank association (including each additional or replacement lender from time to time party to the Credit Agreement (defined below) collectively, the "Lenders" and individually, a "Lender"), and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, and together with its successors as administrative agent for the Lenders, the "Administrative Agent").

                                    RECITALS

     A. Getty Images, Inc., a Delaware corporation (the "Borrower"), the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of July 19, 2002 (as the same has been or may be amended, modified or extended from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

     B. Each Guarantor is a guarantor of the indebtedness, liabilities and obligations of the Borrower under the Credit Agreement and the other Loan Documents.

     C. The Borrower, the Lenders and the Administrative Agent intend to enter into that certain First Amendment to Credit Agreement dated as of June 27, 2003 (the "Amendment") to make certain modifications to the Credit Agreement.

     NOW, THEREFORE, the parties hereto covenant and agree as follows:

                                    AGREEMENT

     1. Consent. Each Guarantor hereby acknowledges that it has received a copy of the Amendment and hereby consents to its contents, including all prior and current amendments to the Credit Agreement (notwithstanding that such consent is not required). Each Guarantor hereby confirms that its guarantee of the obligations of the Borrower remains in full force and effect, and that the obligations of the Borrower under the Credit Agreement and the other Loan Documents shall include the obligations of the Borrower under the Credit Agreement and other Loan Documents as amended by the Amendment and the documents, instruments and agreements contemplated thereby.

     2. Governing Law. This Consent shall be governed by and construed in accordance with, the law of the state of Washington applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under Federal law.

     3. Counterparts. This Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Guarantors have caused this Consent to be duly executed as of the date first above written.

                                      GETTY IMAGES (PHOTOGRAPHERS), INC.


                                      By: /s/ Mark J. Frost
                                          --------------------------------------
                                      Name: Mark J. Frost
                                      Title: Vice President and Treasurer


                                      GETTY IMAGES (US), INC.


                                      By: /s/ Mark J. Frost
                                          --------------------------------------
                                      Name: Mark J. Frost
                                      Title: Vice President and Treasurer


                                      GETTY IMAGES (SEATTLE), INC.


                                      By: /s/ Mark J. Frost
                                          --------------------------------------
                                      Name: Mark J. Frost
                                      Title: Vice President and Treasurer

                                      EYEWIRE, INC.


                                      By: /s/ Mark J. Frost
                                          --------------------------------------
                                      Name: Mark J. Frost
                                      Title: Vice President and Treasurer


                                      ALLSPORT PHOTOGRAPHY USA, INC.


                                      By: /s/ Mark J. Frost
                                          --------------------------------------
                                      Name: Mark J. Frost
                                      Title: Vice President and Treasurer